UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2013 (December 6, 2013)

Par Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-16203	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

(713) 969-3293

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 6, 2013 (the “Engagement Date”), the Audit Committee (the “Committee”) of the Board of Directors of Par Petroleum Corporation, a Delaware corporation (the “Company”), approved the engagement of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s new independent registered public accounting firm and to perform the audit of the Company’s financial statements as of and for the year ending December 31, 2013. On December 6, 2013, the Committee approved the dismissal of EKS&H LLLP (“EKS&H”).

During the years ended December 31, 2011 and 2012 and during the interim period from January 1, 2013 to the Engagement Date, the Company did not consult with Deloitte regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. In addition, Deloitte did not provide any services to the Company prior to the Engagement Date.

In connection with the audit for the consolidated balance sheet of the Company and its subsidiaries as of December 31, 2012, and the related consolidated statements of operations, changes in equity, and cash flows for the period September 1, 2012 through December 31, 2012, and the subsequent interim period from January 1, 2013 through December 6, 2013, there were no: (1) disagreements between the Company and EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EKS&H, would have caused EKS&H to make reference in connection with its opinion to the subject matter of the disagreement, or (2) reportable events set forth in Item 304(a)(1)(v) of Regulation S-K. The audit report of EKS&H on the consolidated financial statements of the Company and its subsidiaries as of December 31, 2012, and the related consolidated statements of operations, changes in equity, and cash flows for the period September 1, 2012 through December 31, 2012, and included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided EKS&H with a copy of the disclosures in this Form 8-K and has requested that EKS&H furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter, dated December 9, 2013, furnished by EKS&H in response to such request, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter of EKS&H, dated December 9, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Petroleum Corporation

Dated: December 9, 2013	/s/ Brice Tarzwell
Brice Tarzwell Senior Vice President, Chief Legal Officer and Secretary

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